SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2007
COPANO ENERGY, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware		51-0411678
(State or Other Jurisdiction of Incorporation or Organization)	001-32329 (Commission File Number)	(I.R.S. Employer Identification No.)

2727 Allen Parkway, Suite 1200 Houston, Texas	77019
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (713) 621-9547
Not Applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Press Release
Presentation Materials

Item 7.01 Regulation FD Disclosure.
     On June 7, 2007, Copano Energy, L.L.C. (the “Company”) issued a press release announcing that John Eckel, its Chairman and Chief Executive Officer will speak at the 2007 Morgan Stanley Small Cap Executive Conference to be held June 12-14, 2007 in New York City. Mr. Eckel’s presentation at the conference will be webcast live on June 14, 2007 at approximately 12:30 p.m. Eastern Daylight Time. The press release and presentation materials are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2 and are incorporated into this Item 7.01 by reference.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
Not applicable.
(b) Pro forma financial information.
Not applicable.
(c) Exhibits.

Exhibit No.	Description
99.1	Copano Energy, L.L.C. press release dated June 7, 2007

99.2	Copano Energy, L.L.C. presentation materials — 2007 Morgan Stanley Small Cap Executive Conference

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPANO ENERGY, L.L.C.

Date: June 12, 2007	By:	/s/ Carl L. Luna

Name: Carl L. Luna
Title: Vice President, Finance

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Exhibit Index

Exhibit No.	Description
99.1	Copano Energy, L.L.C. press release dated June 7, 2007

99.2	Copano Energy, L.L.C. presentation materials — 2007 Morgan Stanley Small Cap Executive Conference

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